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                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (No. 33-62901, 333-23261, 33-45156) and Form S-3 (No. 333-12781).

                                      /s/ Arthur Andersen LLP
                                      -----------------------
                                      ARTHUR ANDERSEN LLP

Chicago, Illinois
June 30, 1997